UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 25, 2017

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                            [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below under Item 5.07 of this report, Nelnet, Inc., a Nebraska corporation (the "Company"), held its 2017 annual meeting of shareholders on May 25, 2017, at which meeting the Company’s shareholders approved an amendment to the Company's articles of incorporation by a majority of the votes cast at the meeting. As a result, on May 25, 2017, the Company filed Articles of Amendment to Second Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Nebraska Secretary of State, pursuant to which the Company’s Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) were amended to insert a new Section 5.5 under Article V thereof which classifies the Company’s Board of Directors (the “Board”) into three classes, with the directors in each class serving staggered three-year terms of office, and make related revisions to Sections 5.3 and 5.4 of Article V with respect to the filling of vacancies and removal of directors (with such amendment to the Articles of Incorporation referred to herein as the “Classified Board Amendment”).

The Classified Board Amendment classifies the Board into three separate classes designated as Class I, Class II, and Class III, with each class comprised of one-third of the total number of directors, and with the classes to rotate for election each year such that the directors in one class will be subject to election each year to serve three-year terms that are staggered among the classes. Beginning with the election of directors to be held at the 2018 annual meeting of shareholders and each year thereafter, the class of directors to be elected in such year will be elected for a three-year term, and at each successive annual meeting, the class of directors to be elected in such year will be elected for a three-year term, so that the term of office of one class of directors shall expire in each year. The Classified Board Amendment also provides that a director elected by the Board to fill a vacancy will hold office until the next election of the class for which such director has been chosen, subject to election and qualification of a successor and to such director’s earlier death, resignation, or removal.

On May 25, 2017, the Board approved, effective immediately, amendments to and a restatement of the Company’s Seventh Amended and Restated Bylaws (the “Bylaws”). The amendments to the Bylaws (the “Bylaw Amendments”) were to (i) revise the provisions of Article II, Sections 2 through 4 thereof, for the election and terms of directors, the filling of vacancies, and the removal of directors to conform to the corresponding provisions contained in the Classified Board Amendment to the Articles of Incorporation described above; and (ii) update prior references to the Nebraska Business Corporation Act to reflect the new Nebraska Model Business Corporation Act effective January 1, 2017 and make other technical non-substantive wording changes. The previous provisions of Article II, Sections 2 through 4, reflected the prior framework for the annual election of the entire Board whereby each director would serve for a one-year term.

The above descriptions of the Classified Board Amendment and the Bylaw Amendments are qualified in their entirety by reference to the complete text of the Articles of Amendment and the amended provisions contained in the Eighth Amended and Restated Bylaws, respectively, copies of which are filed with this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual shareholders' meeting on May 25, 2017. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:

Proposal 1: Election of Directors. Our shareholders elected the following nine directors to hold office, for the terms discussed below under Proposal 5 resulting from our shareholders’ approval of Proposal 5 for an amendment to the Company's Articles of Incorporation to classify the Board into three classes, with the directors in each class serving staggered three-year terms of office as further described under Item 5.03 of this report, and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Michael S. Dunlap	140,402,115	489,962	1,989	1,896,786
Stephen F. Butterfield	132,067,434	8,821,957	4,675	1,896,786
James P. Abel	140,473,837	412,567	7,662	1,896,786
William R. Cintani	138,913,145	1,972,771	8,150	1,896,786
Kathleen A. Farrell	140,621,201	268,429	4,436	1,896,786
David S. Graff	139,054,843	1,830,537	8,686	1,896,786
Thomas E. Henning	140,440,430	446,272	7,364	1,896,786
Kimberly K. Rath	134,220,633	6,668,861	4,572	1,896,786
Michael D. Reardon	140,384,609	500,310	9,147	1,896,786

Proposal 2: Ratification of the appointment of KPMG LLP. Our shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
142,522,903	251,341	16,608	—

Proposal 3: Advisory vote on executive compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers as disclosed in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Votes
140,840,602	19,597	33,867	1,896,786

Proposal 4: Advisory vote on the frequency of future advisory votes on executive compensation. Our shareholders approved, by an advisory vote, an annual advisory vote on the compensation of our named executive officers (as opposed to an advisory vote every two years or every three years).

1 Year	2 Year	3 Year	Abstain
137,375,777	11,183	3,505,687	1,419

Based on these results and consistent with the Board's previous recommendation to the Company's shareholders in connection with such vote, on May 25, 2017, following our annual meeting of shareholders, our Board determined that, until the next shareholder advisory vote on the frequency of holding shareholder advisory votes on executive compensation, the Company will include a shareholder advisory vote on the compensation of executives in its proxy materials every year. Under the Securities Exchange Act of 1934, the Company must hold an advisory vote on the frequency of holding advisory votes on the compensation of its executives at least once every six years.

Proposal 5: Approval of amendment to the Company's articles of incorporation. Our shareholders approved an amendment to the Company's Articles of Incorporation to classify the Board into three classes, with the directors in each class serving staggered three-year terms of office.

For	Against	Abstain	Broker Non-Votes
126,326,058	14,509,736	58,272	1,896,786

As a result of our shareholders’ approval of the amendment, which amendment is further described under Item 5.03 of this report, the filing of such amendment with the Nebraska Secretary of State, and the shareholders’ election of directors as described under Proposal 1 above, Michael S. Dunlap, Stephen F. Butterfield, and Michael D. Reardon have been assigned to Class I to serve an initial term of one year until the 2018 annual meeting of shareholders, James P. Abel, William R. Cintani, and Kimberly K. Rath have been assigned to Class II to serve an initial term of two years until the 2019 annual meeting of shareholders, and Kathleen A. Farrell, David S. Graff, and Thomas E. Henning have been assigned to Class III to serve an initial term of three years until the 2020 annual meeting of shareholders. Beginning with the election of directors to be held at the 2018 annual meeting of shareholders and each year thereafter, the class of directors to be elected in such year will be elected for a three-year term, and at each successive annual meeting, the class of directors to be elected in such year will be elected for a three-year term, so that the term of office of one class of directors shall expire in each year.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Articles of Amendment to Second Amended and Restated Articles of Incorporation of Nelnet, Inc.
3.2	Eighth Amended and Restated Bylaws of Nelnet, Inc., as amended as of May 25, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 25, 2017
NELNET, INC.
By: /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer